June 21, 2018

THE DREYFUS/LAUREL FUNDS, INC.

- Dreyfus Floating Rate Income Fund

Supplement to Prospectus

dated December 29, 2017

The following information will supersede and replace the first two sentences in the fifth paragraph in “Buying and Selling Shares – How To Sell Shares” in the prospectus:

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash.  The fund may draw upon an unsecured line of credit dedicated solely to the fund for temporary or emergency purposes to meet redemption requests. In addition, the fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests.

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